UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2940 Riverby Road, Suite 400

Houston, Texas 77020

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange
Common stock, $0.01 par value per share	ORN	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Orion Group Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 19, 2026, at which the Company’s stockholders voted to, among other things, approve Amendment No. 2 (the “LTIP Amendment”) to the Orion Group Holdings, Inc. 2022 Long-Term Incentive Plan, as amended (the “2022 LTIP”).

The LTIP Amendment increases the number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), authorized for issuance under the 2022 LTIP by 2,000,000 shares, from 3,735,000 shares to 5,735,000 shares, and expands the per person award limitations thereunder to apply to all Eligible Persons, including all members of the Board of Directors (the “Board”). The LTIP Amendment is described under “Proposal No. 5 -- Approval of an Amendment to the Company’s Long Term Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2026 (the “Proxy Statement”). The foregoing description of the LTIP Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the LTIP Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), to expand exculpation to officers as permitted by Delaware law. Following stockholder approval, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware on May 20, 2026, and the Certificate of Amendment became effective upon filing.

The Certificate of Amendment adds a new Article 15 to the Company’s Amended and Restated Certificate of Incorporation, as amended, providing that an officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as an officer, except to the extent that exculpation from liability is not permitted under the Delaware General Corporation Law as in effect at the time such liability is determined. The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 34,648,326 shares of Common Stock, representing 86.18% of the total shares of Common Stock outstanding as of the record date, were present, either through participation at the virtual meeting online or represented by proxy. This percentage constituted a quorum. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal No. 1: The Company’s stockholders elected the following two Class I members to the Board, each to serve a three-year term and until his successor is duly elected and qualified.

Class	Name	Votes For	Votes Withheld	Broker Non-Votes
I	Travis J. Boone	29,365,562	426,836	4,855,928
I	Robert S. Ledford	29,443,700	348,698	4,855,928

As previously disclosed in the Proxy Statement, Thomas N. Amonett and Margaret M. Foran each retired from the Board effective at the conclusion of the Annual Meeting. Upon Mr. Amonett’s and Ms. Foran’s retirements, the size of the Board was reduced from eight to six members. The retirements were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with the foregoing elections and retirements, Michael J. Caliel was appointed to the Nominating and Governance Committee and became Chair. He will continue to serve on the Compensation Committee and the Audit Committee. Mr. Ledford was also appointed to the Nominating and Governance Committee.

Following the foregoing changes, the Audit Committee consists of Ms. Sullivan and Messrs. Caliel, Ledford and Smith, with Ms. Sullivan serving as its Chair; the Nominating and Governance Committee consists of Ms. Sullivan and Messrs. Caliel and Ledford, with Mr. Caliel serving as its Chair; and the Compensation Committee consists of Messrs. Caliel, Ledford and Smith, with Mr. Smith serving as its Chair.

Proposal No. 2: The Company’s stockholders approved a non-binding advisory proposal for the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (the “say-on-pay” vote).

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,338,341	437,753	16,304	4,855,928

Proposal No. 3: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026.

Votes For	Votes Against	Abstentions
34,245,100	317,622	85,604

Proposal No. 4: As described in Item 5.03 above, the Company’s stockholders approved the Certificate of Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,977,502	7,788,693	26,203	4,855,928

Proposal No. 5: As described in Item 5.02 above, the Company’s stockholders approved the LTIP Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,188,199	1,584,841	19,358	4,855,928

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Orion Group Holdings, Inc.
†10.1	Amendment No. 2 to Orion Group Holdings, Inc.’s 2022 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: May 20, 2026	By:	/s/ Travis J. Boone
President and Chief Executive Officer